Exhibit 99.1

Veeco Stockholders Approve Merger with Axcelis

PLAINVIEW, N.Y., Feb. 6, 2026 – Veeco Instruments Inc. (Nasdaq: VECO) (“Veeco”) today announced that its stockholders have voted to approve all proposals related to the Company’s pending merger (the “Merger”) with Axcelis Technologies, Inc. (Nasdaq: ACLS) (“Axcelis”) at its Special Meeting of Stockholders (“Special Meeting”).

The final voting results of the Special Meeting will be reported in a Form 8-K filed by Veeco with the U.S. Securities and Exchange Commission.

The completion of the Merger remains subject to other customary closing conditions, including the final pending regulatory approval from the State Administration for Market Regulation of the People’s Republic of China.

Veeco and Axcelis continue to expect that the Merger will be completed in the second half of 2026.

About Veeco

Veeco (NASDAQ: VECO) is an innovative manufacturer of semiconductor process equipment. Our laser annealing, ion beam, metal organic chemical vapor deposition (MOCVD), single wafer etch & clean and lithography technologies play an integral role in the fabrication and packaging of advanced semiconductor devices. With equipment designed to optimize performance, yield and cost of ownership, Veeco holds leading technology positions in the markets we serve. To learn more about Veeco's systems and service offerings, visit www.veeco.com.

Additional Information About the Potential Transaction and Where to Find It

In connection with the proposed Merger between Axcelis and Veeco pursuant to the Merger Agreement, dated as of September 31, 2025, by and between Axcelis, Veeco and Victory Merger Sub, Inc., on December 8, 2025, Axcelis filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (File No. 333-292008), as amended on December 29, 2025 (the “Registration Statement”). The Registration Statement was declared effective by the SEC on December 31, 2025. Each of Axcelis and Veeco filed a definitive joint proxy statement/prospectus (the “Joint Proxy Statement/Prospectus”) with the SEC on December 31, 2025 and commenced mailing to their respective stockholders on or about December 31, 2025. Each of Axcelis and Veeco may also file with or furnish to the SEC other relevant documents regarding the proposed Merger. This document is not a substitute for the Joint Proxy Statement/Prospectus or any other document that Axcelis or Veeco has filed or may file with or furnish to the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE OR WILL BE FILED WITH OR FURNISHED TO THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND RELATED MATTERS. Investors and security holders are able to obtain free copies of the Joint Proxy Statement/Prospectus and other documents containing important information about Axcelis, Veeco and the proposed Merger through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with or furnished to the SEC by Axcelis will be available free of charge on Axcelis’ website at investor.axcelis.com or by contacting Axcelis’ Investor Relations department by email at Investor-Relations@axcelis.com. Copies of the documents filed with or furnished to the SEC by Veeco will be available free of charge on Veeco’s website at ir.veeco.com or by contacting Veeco’s Investor Relations department by email at Investorrelations@veeco.com.

No Offer or Solicitation

This document is not intended to and shall not constitute an offer to purchase or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

Certain statements included in this document, and any related oral statements, that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Statements in this document other than historical facts, such as statements pertaining to: (i) future industry demand for semiconductors and wafer fabrication equipment; (ii) future development of regulatory landscape; (iii) Axcelis’ or Veeco’s market position for the future; (iv) forecasts of financial measures for future periods; (v) long-term financial targets and underlying assumptions; (vi) the future investment plan for research and development, technology and infrastructure; (vii) future shareholder returns; and (viii) potential synergies or other benefits of a potential transaction between Axcelis and Veeco, are forward-looking statements.

Any statements that involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions, future events, or performance (often but not always using phrases such as “expects” or “does not expect,” “is expected,” “anticipates” or “does not anticipate,” “plans,” “budget,” “scheduled,” “forecasts,” “estimates,” “believes” or “intends” or variations of such words and phrases or stating that certain actions, events or results “may” or “could,” “would,” “might” or “will” be taken to occur or be achieved) are not statements of historical fact and may be forward-looking information and are intended to identify forward-looking information.

These forward-looking statements are based on current information and assumptions and involve a number of risks and uncertainties, including relating to obtaining applicable regulatory and stockholder approvals, satisfying other closing conditions to the proposed Merger, the expected tax treatment of the proposed Merger, the expected timing of the proposed Merger and the integration of the businesses and the expected benefits, cost savings, accretion, synergies and growth to result therefrom. These risks include, among other things: failure to obtain applicable regulatory or stockholder approvals in a timely manner or otherwise; failure to satisfy other closing conditions to the proposed Merger or to complete the proposed Merger on anticipated terms and timing; negative effects of the announcement of the proposed Merger; risks that the businesses will not be integrated successfully or that the combined company will not realize expected benefits, cost savings, accretion, synergies and/or growth, or that such benefits may take longer to realize or may be more costly to achieve than expected; the risk that disruptions from the proposed Merger will harm business plans and operations; risks relating to unanticipated costs of integration; significant transaction and/or integration costs, or difficulties in connection with the proposed Merger and/or unknown or inestimable liabilities; restrictions during the pendency of the proposed Merger that may impact the ability to pursue certain business opportunities or strategic transactions; potential litigation associated with the proposed Merger; the potential impact of the announcement or consummation of the proposed Merger on Axcelis’, Veeco’s or the combined company’s relationships with suppliers, customers, employees and regulators; and demand for the combined company’s products. Actual results may differ materially from those projected in such statements due to various factors, including but not limited to: economic, political and social conditions in the countries in which Axcelis and Veeco, their respective customers and suppliers operate; disruption to Axcelis’ and Veeco’s respective manufacturing facilities or other operations, or the operations of Axcelis’ and Veeco’s respective customers and suppliers, due to natural catastrophic events, health epidemics or terrorism; ongoing changes in the technology industry, and the semiconductor industry in particular, including future growth rates, pricing trends in end-markets, or changes in customer capital spending patterns; Axcelis’, Veeco’s and the combined company’s ability to timely develop new technologies and products that successfully anticipate or address changes in the semiconductor industry; Axcelis’, Veeco’s and the combined company’s ability to maintain their respective technology advantage and protect their respective proprietary rights; Axcelis’, Veeco’s and the combined company’s ability to compete with new products introduced by their respective competitors; Axcelis’, Veeco’s and the combined company’s ability or the ability of their respective customers to obtain U.S. export control licenses for the sale of certain products or provision of certain services to customers in China.

For other factors that may cause actual results to differ materially from those projected and anticipated in forward-looking statements in this Current Report on Form 8-K, please refer to Axcelis’ most recent Annual Report on Form 10-K and Veeco’s most recent Annual Report on Form 10-K, and other subsequent filings with the SEC made by Axcelis and/or Veeco. Unless required by law, we assume no obligation to, and do not currently intend to, update these forward-looking statements.

Veeco Contacts

Investor Relations:

Alex Delacroix

Director, Investor Relations

Telephone: (516) 528 1020

Email: adelacroix@veeco.com

Media:

Brenden Wright

Vice President, Communications & HR Operations

Telephone: (410) 984-2610

Email: bwright@veeco.com

Jim Golden / Ed Hammond / Jack Kelleher

Collected Strategies | Veeco-CS@collectedstrategies.com